Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Rapid Holdings, Inc.for the period ended August 31, 2010, I, Anthony Barron, Chief Executive Officer of Rapid Holdings, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended August 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended August 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Rapid Holdings, Inc.

RAPID HOLDINGS, INC.

Date: November 22, 2010	By:	/s/ Anthony Barron
Anthony Barron
President, Chief Executive Officer, and Director